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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


          We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated November 23, 1998 (July 12, 1999 as to
Note 15) appearing in the Annual Report on Form 10-K/A of E*TRADE Group, Inc. for the year ended September 30, 1998 and to the reference to us under the heading "Experts" in the Prospectus which is part of this Registration Statement.



DELOITTE & TOUCHE LLP

San Jose, California
September 10, 1999